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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): May 13, 1999
                                                 -------------




                          Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   1-13747                36-3761400
(State or Other Jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)


       650 Dundee Road, Suite 370, Northbrook, Illinois          60062
       ------------------------------------------------          -----
          (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (847) 480-4000
                                                           --------------
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ITEM 5.  OTHER EVENTS.

         On May 13, 1999, Atlantic Premium Brands, Ltd. (the "Company") completed the purchase of 573,810 shares of the Company's Common Stock at a purchase price of $2.40 per share, for an aggregate purchase price of $1,377,144. The Company purchased these shares from Bobby L. and Betty Ruth Grogan, who received the shares in connection with the Company's October 1996 acquisition of Grogan's Sausage, Inc. and Grogan's Farm, Inc. from them. On May 18, 1999, the Company issued the press release attached as Exhibit 99 to this Current Report on Form 8-K announcing this stock repurchase. The information contained in this press release is incorporated herein by reference.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.

         2 Stock Purchase Agreement dated April 23, 1999 among the Company and Bobby L. Grogan and Betty Ruth Grogan*

         99       Press Release of the Company dated May 18, 1999*

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*        Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     ATLANTIC PREMIUM BRANDS, LTD.


                     By:      /s/ Thomas M. Dalton
                              --------------------
                     Name:    Thomas M. Dalton
                     Title:   Senior Vice President and Chief Financial Officer



Dated: May 21, 1999

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                                  Exhibit Index
                                  -------------





 Exhibit #                  Description
----------   ----------------------------------------------------

    2 Stock Purchase Agreement dated April 23, 1999 among the Company and Bobby L. Grogan and Betty Ruth Grogan*

   99        Press Release of the Company dated May 18, 1999*


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*        Filed herewith.